UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2016 (April 29, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,       08837-2206

(Address of Principal Executive Offices)         (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,       08837-2206

(Address of Principal Executive Offices)         (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On April 29, 2016, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P., filed with the U.S. Securities and Exchange Commission the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with the Company’s annual meeting of stockholders to be held on June 1, 2016 (the “Annual Meeting”).  In connection with the filing of the Proxy Statement, the Company also furnished to the Commission additional solicitation materials relating to the Annual Meeting (the “Solicitation Materials”).

The Solicitation Materials are furnished herewith as Exhibit 99.1.

In connection with the foregoing, the Company hereby furnishes the following documents:

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

99.1	2016 Supplemental Proxy Materials.

The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 7.01, “Regulation FD” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 29, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 29, 2016		By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	2016 Supplemental Proxy Materials.

4

Exhibit 99.1

2016 Supplemental Proxy Materials April 2016

Business Overview Hired a new Chief Executive Officer, Mitchell E. Rudin, and a new President and Chief Operating Officer, Michael J. DeMarco Designated Ricardo Cardoso, Executive Vice President and Chief Investment Officer, and Christopher DeLorenzo, Executive Vice President, Leasing, as executive officers of the Company Created Roseland Residential Trust, a wholly-owned subsidiary of the Company to hold all of the Company’s multi-family residential assets (“Roseland”) Designated the Chairman of Roseland, Marshall B. Tycher, and the President and Chief Operating Officer of Roseland, Robert Andrew Marshall, as executive officers of the Company Appointed Anthony Krug to Chief Financial Officer and Gary T. Wagner to Chief Legal Officer, both executive officers 2 In September 2015, the Company announced a comprehensive three-year strategic initiative entitled 20/15 (the “20/15 Strategic Plan”), the name of which is intended to communicate primary milestone objectives of growing the office portfolio to 20 million square feet and growing the multi-family portfolio to 15,000 units. Key strategic objectives related to the 20/15 Strategic Plan include the following: Reduce expenses Exit non-core assets Transition a portion of the Company’s property portfolio from almost exclusively commercial office properties to a mix of commercial office properties and multi-family residential properties Develop and acquire multi-family residential properties in core areas for the Company, including but not limited to the Jersey City Gold Coast waterfront area 20/15 Strategic Plan Senior Management Transitions

Strong Operational 2015 Performance 3 Reorganization of the Management team. Including the hiring of the new Chief Executive Officer and new President and Chief Operating Officer, the appointment of a Chief Investment Officer and the designation of the Chairman of Roseland as an executive officer of the Company Adoption of the 20/15 Strategic Plan Improved Operating Fundamentals. Demonstrated improved operating fundamentals, highlighted by leasing and tenant occupancy performance within the consolidated portfolio of stabilized operating commercial properties being approximately 86.2% leased as of December 31, 2015, as compared to 84.2% as of December 31, 2014 Enhanced Disclosure of the Company’s Roseland assets. Quarterly disclosure of the Company’s Roseland assets was enhanced by furnishing investors with a new quarterly supplemental package specific to the Roseland assets and operations Extensive Stockholder Outreach. The new management team conducted extensive stockholder outreach, including hosting an investor day in September 2015 Reorganization of Roseland. Roseland was reorganized into a new subsidiary Strong Total Shareholder Return (“TSR”) Performance. TSR in 2015 was 26.5%, and the Company’s TSR since the appointment of the new management team in June 2015 was above the 80th percentile of the equity office REITs in the FTSE NAREIT Equity Office Index Reflects Company performance under the leadership of our new Chief Executive Officer and Chief Operating Officer as of June 2015. 27% 7% CLI SNL US Office REIT

2015 Stockholder Engagement 4 In response to the 2015 say-on-pay vote, the Compensation Committee made significant changes to our Executive Compensation Program for 2015 and 2016 Stockholder Focus Mack-Cali Response Alignment with Peers and “Best Practices” New CEO and COO Employment Agreements 2015 Long-Term Incentives (Applicable to CEO and COO Only) 2016 Long-Term Incentive Pay-for-Performance Alignment (All NEO) Severance Payment Adjustments Established compensation structures more in line with incentive programs and governance policies of the Company’s peers and consistent with recognized “best practices” in compensation governance Structured new employment agreements with Messrs. Rudin and DeMarco to reflect enhanced compensation structure, with reasonable and conservative target pay opportunities In 2015, granted 75% of long-term incentive equity compensation subject to rigorous performance hurdles for Messrs. Rudin and DeMarco Performance Share Units (“PSUs”) are earned based on rigorous performance hurdles and tiered payouts tied to the Company’s three year TSR relative to the equity office REITs in the FTSE NAREIT Equity Office Index In 2016, continued to grant the majority of long-term incentive equity compensation subject to rigorous performance hurdles, with 75% of Messrs. Rudin, DeMarco, and Tycher’s grants performance-based, and approximately 60% of Messrs. Krug and Wagner’s grants performance-based Executed new employment or severance agreements that require “double triggers” for severance payments and equity compensation vesting after a change in control

2016 Executive Compensation Program KEY FEATURES 2016 COMPENSATION OVERVIEW Pay Mix CEO & COO: $750,000 Reflect approximately 21.4% of the CEO and COO’s targeted compensation and are based on the implementation of the 20/15 Strategic Plan and company TSR performance since their hire Fixed (21%)(1) Formulaic bonus program based 90% on corporate performance for the CEO and COO and 75% on corporate performance for other NEOs Corporate performance hurdles include Core FFO/share (65%), Year-end Percent Leased-Office (25%) and Disposition Volume (10%) CEO and COO have a target payout at 100% of base salary and a maximum of 200% of base salary Formulaic (64%)(1) Variable, At-Risk (79%)(1) Represents 75% of equity for the CEO and COO 2015 PSUs are earned 50% - 150% of target based on relative TSR as compared to Equity Office REITs in the FTSE NAREIT Equity Office Index with 50% earned at the 40th percentile and 150% earned at the 80th percentile 2016 Outperformance Plan (20 participants) Expanded participation in the LTIP Award Plan to apply to all NEOs 3-year performance period with additional 2-year vesting required for 50% of earned shares Absolute TSR (50% of award): Payout as a % of Maximum LTIP Units from 25% - 100% based on absolute TSR of 21% - 50% over a 3 year period Relative TSR (50% of award): Payout as a % of Maximum LTIP Units from 25% - 100% based on relative TSR as compared to the NAREIT Office Index from the 45th percentile to the 75th percentile Represent 25% of equity awards for the CEO and COO Cliff vest after 3 years Discretionary (14%)(1) Annual Base Salary Annual Cash Incentives Time-Based Equity Awards Outperformance Plan (1) As a percentage of targeted 2016 compensation

Executive Compensation Governance Highlights 6 What We Do What We Do Not Do Executive compensation program designed to align pay with performance Conduct an annual say-on-pay vote Stock ownership guidelines for the CEO and COO Formulaic cash bonuses (as of 2016), with capped payouts At-risk performance equity tied to future absolute and relative TSR performance 3-year performance periods to encourage long-term strategic planning Retain an Independent Compensation Consultant Limited perquisites NO single-trigger change-in-control provisions for cash severance and equity acceleration in our CEO and COO employment agreements NO excise tax gross-ups for any executive officers under Section 280G of the Internal Revenue Code of 1986 NO guaranteed cash incentives, equity compensation or salary increases for NEOs NO hedging or derivative transactions involving our securities NO pledging of any of our securities NO repricing of underwater options NO evergreen features